CONFIDENTIAL TREATMENT REQUEST

THIRD AMENDMENT TO

RESEARCH COLLABORATION AND LICENSE AGREEMENT

This THIRD AMENDMENT (this “Third Amendment”) is made effective as of 24th September 2009 (the “Third Amendment Effective Date”), by and between PALATIN TECHNOLOGIES, INC., a Delaware corporation having an address of Cedar Brook Corporate Center, 4C Cedar Brook Drive, Cranbury, New Jersey 08512 (“Palatin”) and ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with offices at S-151 85 Södertälje, Sweden (“AstraZeneca”).

Recitals

A)

WHEREAS, AstraZeneca and Palatin are parties to that certain Research Collaboration and License Agreement effective as of 30 January 2007 and amended through a First Amendment effective as of 27 June 2008 and a Second Amendment effective as of 5 December 2008 (collectively the “Agreement”);

B)

WHEREAS, as part of the Agreement, Palatin inter alia granted to AstraZeneca a license to the Licensed Patents and the Parties agreed to collaborate to generate Collaboration Compounds to be owned by AstraZeneca;

C)

WHEREAS, the Parties entered into a Clinical Trial Sponsored Research Agreement effective as of 5 December 2008 (the “Clinical Trial Agreement”), whereby Palatin conducted a certain clinical trial ***;

D)

WHEREAS, Palatin and AstraZeneca desire to amend the Agreement to inter alia provide for a reduction of royalties and certain milestone payments otherwise due, *** and other good and value consideration, and in exchange therefore, for AstraZeneca to make an additional payment to Palatin; and

INFORMATION MARKED "***" IS OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION UNDER RULE 24b-2

E)	WHEREAS, the Parties, in view of the above, wish to amend the Agreement on the terms set forth herein.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Third Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1	Definitions and Construction

Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. Unless the context otherwise requires, reference to “the Agreement” or “this Agreement” shall be construed to mean the Agreement as amended by this Third Amendment.

2	Amendments to Article 3 (Research Collaboration)

2.1	Section 3.6 of the Agreement is amended by adding the following new Sections 3.6.1. through 3.6.4. immediately following the text of Section 3.6 as follows:

“3.6.1.	In addition and without prejudice to any of Palatin’s obligations in respect of Research Records set forth elsewhere in this Agreement:

a)	Palatin shall, *** send to AstraZeneca the originals of all Research Records including laboratory notebooks in respect of all work done and results achieved by Palatin under the Research Collaboration *** provided that, to the extent mutually agreed by the Parties, Palatin shall be entitled to retain originals of such laboratory notebooks that ***. To the extent that originals of laboratory notebooks are agreed to be withheld in accordance with the foregoing sentence, Palatin shall, *** after the Third

Amendment Effective Date, deliver to AstraZeneca scanned copies in electronic format ***.

b)	If so requested by AstraZeneca in writing at any time following the Third Amendment Effective Date and prior to the expiration of the third Collaboration Year, Palatin shall, ***, send to AstraZeneca the originals of all Research Records including laboratory notebooks in respect of all work done and results achieved by Palatin under the Research Collaboration during the period starting on ***.

c)	Palatin shall, ***, send to AstraZeneca the originals of all Research Records including laboratory notebooks in respect of all work done and results achieved by Palatin under the Research Collaboration during ***.

Prior to sending the originals of laboratory notebooks to AstraZeneca under this Section 3.6.1, Palatin shall have such laboratory notebooks scanned and saved in electronic format and shall deliver a copy of such electronic format laboratory notebooks to AstraZeneca and may retain a copy of such electronic format laboratory notebooks for ***

3.6.2.	On or prior to *** scanned and saved in electronic format and shall deliver a copy of such portions of electronic format laboratory notebooks to AstraZeneca. AstraZeneca shall ***. Palatin shall further, if so requested by AstraZeneca in writing at any time following the Third Amendment Effective Date, ***.

3.6.3.	On or prior to ***, AstraZeneca shall identify ***. On or prior to ***, Palatin shall have those portions of its laboratory notebooks disclosing ***.

a)	3.6.4. On or prior to ***, AstraZeneca may designate any laboratory notebooks identified in Sections 3.6.2 (not already delivered to AstraZeneca pursuant to Section 3.6.2) or 3.6.3, or for which an original was withheld by mutual agreement as provided in Section 3.6.1, as being notebooks which AstraZeneca ***.

3.6.5	All originals or electronic copies of laboratory notebooks to be sent to AstraZeneca under Sections 3.6.1 through 3.6.4 shall be sent by an internationally-recognized overnight delivery service to AstraZeneca at the following address (or such other address as AstraZeneca may have specified to Palatin in writing prior to shipment):

AstraZeneca AB,

***

AstraZeneca shall reimburse Palatin for the costs of shipment.”

2.2	Article 3 of the Agreement is amended by adding the following new Sections 3.21, 3.22 and 3.23 to the Agreement:

“3.21	Palatin shall throughout the third Collaboration Year *** and further provided that it shall not be a default under this Section 3.21 if Palatin ceases to perform or cause to be performed its obligations under the Research Plan as a result of any Force Majeure event, provided that the provisions of Article 21 of this Agreement shall otherwise apply to any such Force Majeure event.

3.22	Palatin shall make available to AstraZeneca its Key Personnel and other employees, at such times and for such periods prior to ***, provided that to the extent such activities occur at any place other than Palatin’s facilities, AstraZeneca shall reimburse Palatin for its reasonable travel and accommodation costs approved by AstraZeneca in advance.

3.23	Palatin grants AstraZeneca the right, at AstraZeneca’s expense, to inspect and copy, or otherwise obtain from Palatin, ***.”

3	Amendments to Article 10 (Consideration)

3.1	The second sentence of Section 10.1 of the Agreement, as added by Section 6.1 of the First Amendment, is deleted in its entirety.

3.2	Section 10.1.2.1 of the Agreement is amended to read in its entirety as follows:

“10.1.2.1	*** Agreement Compounds or Licensed Product

A)	Development Milestones for *** Agreement Compounds

i)	*** U.S. Dollars ***.

B)	Regulatory Milestones for *** Licensed Products

i)	*** U.S. Dollars ***; and

ii)	*** U.S. Dollars ***: and

iii)	*** U.S. Dollars ***; and

iv)	*** U.S. Dollars ***; and

v)	*** U.S. Dollars ***; and

vi)	*** U.S. Dollars ***.

C)	Commercial Milestones for *** on Annual Net Sales.

At the end of the Calendar Quarter in which the Annual Net Sales of *** under a Health Registration Approval exceeds for the first time each respective milestone set forth below, AstraZeneca shall make the corresponding payment to Palatin, as follows

i)	*** U.S. Dollars ***; and

ii)	*** U.S. Dollars ***; and

iii)	*** U.S. Dollars ***.

For the avoidance of doubt, in order to qualify for a payment under subsections (i) through (iii) above, the Annual Net Sales may ***, but no milestone shall be payable more than once no matter *** achieve such milestone.”

3.3	Section 10.1.2.2 of the Agreement is amended to read in its entirety as follows:

“10.1.2.2	*** Agreement Compounds or Licensed Product.

A)	Development Milestones for *** Agreement Compounds

i)	*** U.S. Dollars ***; and

ii)	*** U.S. Dollars ***; and

iii)	*** U.S. Dollars ***.

B)	Regulatory Milestones for *** Licensed Products

i)	*** U.S. Dollars ***; and

ii)	*** U.S. Dollars ***: and

iii)	*** U.S. Dollars ***; and

iv)	*** U.S. Dollars ***; and

v)	*** U.S. Dollars ***; and

vi)	*** U.S. Dollars ***.”

3.4	Section 10.1.3. of the Agreement is amended to read in its entirety as follows:

“10.1.3.	Commercial Milestones on Aggregate Net Sales. At the end of the Calendar Quarter in which the cumulative Net Sales of a Licensed Product under a Health Registration Approval exceeds for the first time each respective milestone set forth below, AstraZeneca shall make the corresponding payment to Palatin, as follows.

i)	*** U.S. Dollars ***; and

ii)	*** U.S. Dollars ***; and

iii)	*** U.S. Dollars ***.

For the avoidance of doubt, in order to qualify for a payment under subsections (i) through (iii) above, the Net Sales shall emanate from any Licensed Product, but no milestone is payable more than once no matter how many Licensed Products achieve such milestone.”

3.5	The following new Section 10.1.5 is added to the Agreement:

“10.1.5	Additional Investment Fee. AstraZeneca shall pay to Palatin (A) two million five hundred thousand U.S. Dollars ($2,500,000) (the “First Payment”) *** and (B), *** an additional payment of two million five hundred thousand U.S. Dollars ($2,500,000) (the “Second Payment”), payable as provided in either of sub-clause (iv), (v) or (vi) below in this Section 10.1.5.

i)	For purposes of this Section 10.1.5, (a) the term “Completion Date” shall mean ***, (b) the term “Completion Period”shall mean *** and (c) the term “Successful Completion”shall mean ***.

At a mutually agreed date ***, the CMC shall meet (either in person or by telephone- or videoconference) to review ***.

ii)	If Palatin is of the good faith opinion that it has achieved a Successful Completion by the Completion Date, Palatin shall ***.

iii)	If AstraZeneca receives a Certification of Completion from Palatin as per sub-clause (iii) above within the prescribed time, AstraZeneca shall, ***. If AstraZeneca has provided an acceptance of Palatin’s Certification of Completion as per (a) above, then AstraZeneca shall pay the Second Payment ***.

iv)	If AstraZeneca provides ***.

v)	If (a) AstraZeneca provides *** or (b) if AstraZeneca provides ***.

vi)	For the avoidance of doubt, the procedures set forth above in this Section 10.1.5 are ***.

vii)	If (a) Palatin fails to provide a ***, (b) Palatin fails to provide a ***, or (c) if ***.”

3.6	Section 10.2 of the Agreement is amended to read in its entirety as follows:

“10.2	Milestone Payments.

10.2.1	If a milestone payment set forth under Section 10.1.2.1 (A) or (B), i.e. for *** Agreement Compounds or Licensed Products, has been made or is due by AstraZeneca, the corresponding milestone payment set forth under Section 10.1.2.2, i.e. for *** Agreement Compounds or Licensed Products, shall be reduced with the sum already paid or due to be paid for such *** Agreement Compound or Licensed Product, whichever is applicable.

10.2.2.	Each of the payments set forth in Sections 10.1.2 and 10.1.3 shall be made by AstraZeneca no more than once under this Agreement, collectively amounting to an aggregate maximum amount of U.S. $139,250,000 for *** Agreement Compound or Licensed Product, or U.S. $145,250,000 for *** Agreement Compound or Licensed Product (and for the avoidance of doubt any amounts payable or due in respect of an *** Agreement Compound or Licensed Product shall be reduced by any amounts payable or due in respect of an *** Agreement Compound or Licensed Product pursuant to Section 10.2.1 and the aggregate maximum amount payable under Sections 10.1.2 and 10.1.3 shall in no event exceed U.S.$145,250,000), irrespective of the number of CDs, Agreement Compounds and Licensed Products that have achieved the milestone events set forth in Section 10.1, or the number of countries or Major Markets in which such milestone events have been achieved.”

3.7	Section 10.2.3, as added to the Agreement by the Second Amendment, is deleted in its entirety, on the understanding and with the effect that milestone payments pursuant to Section 4.8 of the Clinical Trial Agreement shall not constitute an offset against and credit for such amounts as may be payable by AstraZeneca to Palatin pursuant to Sections 10.1.2.1 or 10.1.2.2 of the Agreement as amended by this Third Amendment. To similar effect, Section 4.10 of the Clinical Trial Agreement, to the extent that it is incorporated into or otherwise affects this Agreement, is deleted in its entirety. It is the intent of the Parties that such amounts as may be payable under Sections 10.1.2.1 or 10.1.2.2, as amended by this Third Amendment, shall be paid without any offset against or credit for any amounts paid or payable by AstraZeneca to Palatin on or before the Third Amendment Effective Date.

4	Amendments to Article 11 (Royalty Payments and Other Payment-Related Provisions)

4.1	Section 11.1. of the Agreement is amended to read in its entirety as follows:

“11.1.	Royalties. AstraZeneca shall pay Palatin, with respect to each Licensed Product, the following running royalties on the Annual Net Sales of Licensed Products (provided that calculations for the Combination Products are to be made in accordance with the formula set out in Section 11.3 and provided further that calculations for Sublicensee income are to be made in accordance with Section 11.4):

11.1.1	*** on the portion of Annual Net Sales not exceeding ***; and

11.1.2	*** on the portion of Annual Net Sales ***; and

11.1.3	*** on the portion of Annual Net Sales ***; and

11.1.4	*** on the portion of Annual Net Sales ***.

The calculation of royalties under this Section 11.1 shall be conducted separately for each Licensed Product. Thus, if AstraZeneca sells more than one Licensed

Product in the Territory, the thresholds and ceilings in this Section 11.1 shall apply separately to each Licensed Product.”

4.2	Section 11.12. of the Agreement is amended to read in its entirety as follows:

“11.12.	Mode of Payment. All payments set forth in Articles 10 and 11 shall be remitted by wire transfer to the following bank account of Palatin or such other account as Palatin may designate in writing, pursuant to Article 26, to AstraZeneca:

Palatin Technologies, Inc.

***”

5	Amendments to Article 18 (Representation and Warranties)

5.1	The first paragraph of Section 18.6 of the Agreement is amended to read in its entirety as follows:

“18.6	Palatin represents, warrants and covenants to AstraZeneca as of the Amendment Effective Date, the Second Amendment Effective Date and the Third Amendment Effective Date that:"

6	Amendments to Article 20 (Term and Termination)

6.1	Section 20.2 of the Agreement is amended to read in its entirety as follows:

“20.2	Collaboration Term. The Collaboration Term shall commence on the Effective Date and, unless the Agreement is terminated pursuant to Sections 20.3, 20.4, 20.5, 20.6 or 20.9 or the Research Collaboration is terminated by AstraZeneca pursuant to this Section 20.2, continue until expiration of *** Collaboration Year.

Notwithstanding what is stated in the immediately preceding paragraph, AstraZeneca may extend the Collaboration Term, on the terms corresponding to those set forth in Article 9, for ***.”

7	New Article 4A (Additional Clinical Trial Sponsored Research)

7.1	A new Article 4A is added to the Agreement, to read in its entirety as follows:

4A.	Additional Clinical Trial Sponsored Research

4A.1	Palatin agrees to conduct, at AstraZeneca’s request *** one or more of the following *** studies *** (the “Additional Studies”) under the terms and conditions set forth in this Article 4A:

(i)	*** (the “First Additional Study”).

(ii)	***.

(iii)	***.

(Each of the studies referred to in sub-clause (ii) and (iii) above, a “Follow-up Study”.)

4A.2	Terms and Provisions of the Clinical Trial Agreement. Any such Additional Studies shall be conducted ***.

4A.3	Scope of Additional Studies. The First Additional Study shall be pursuant to a Study Plan incorporating the synopsis of the Study Protocol ***.

4A.4	Defined Terms in this Article 4A. As used in this Article 4A, the terms ***, SMC, IND, FDA, Study Protocol and Study Plan have the meaning given in the Clinical Trial Agreement.

4A.4	Not Extension of Research Collaboration. AstraZeneca and Palatin agree that work conducted under this Article 4A shall, for all purposes, be deemed to be work outside the Research Collaboration, and nothing in this Article 4A shall be deemed to extend or otherwise modify the expiration or termination of the Collaboration Term.”

8	Miscellaneous

8.1	Third Amendment Effective Date. This Third Amendment shall become effective on the Third Amendment Effective Date.

8.2	Notices. All notices and communications under this Third Amendment shall be as provided in Sections 26.1 and 26.2 of the Agreement.

8.3	Governing Law. The interpretation and construction of this Third Amendment shall be governed by the laws of the State of New York, U.S., excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Third Amendment to the substantive law of another jurisdiction.

8.4	Arbitration. Any controversy or claim arising out of or relating to this Third Amendment shall be settled in accordance with Section 24.2 of the Agreement.

8.5	Entire Agreement. This Third Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement as amended. The Agreement together with this Third Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in the Agreement as amended. Nothing in this Third Amendment is intended to limit or exclude any liability for fraud. All Schedules referred to in this Third Amendment are intended to be and are hereby specifically incorporated into and made a part of the Agreement. The Parties hereby agree that subject to the modifications specifically stated in this Third Amendment, all terms and conditions of the Agreement (including, for the avoidance of doubt the First Amendment of 27 June 2008 and the Second Amendment of 5 December 2008) shall remain in full force and effect.

8.6	Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.

_________________

[Signatures overleaf]

Execution

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment in two original copies of which the Parties have taken one each.

SIGNED for and on behalf of AstraZeneca AB (publ)		SIGNED for and on behalf of Palatin Technologies, Inc.

Signature		Signature
Name:	Jan M Lundberg	Name:	Stephen T. Wills
Title:	Executive Vice President Global Discovery	Title:	Executive Vice President – Operations and Chief Financial Officer

Amended Schedule 3.2

Key Personnel (including Palatin Principal Scientists)

Name	Role

***

Schedule 3.22

***

Schedule 4A.3

Synopsis of Study Protocol

***